SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

__________________

Date of Report (Date of earliest event reported):  December 23, 2009

SUNGRO MINERALS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53157	98-0546544
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

111 Airport Road – Unit 5, Warwick, Rhode Island	02889
(Address of principal executive offices)	(Zip code)

(401) 648-0805
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b)           Departure of Directors or Principal Officers

Not Applicable

(c)           Appointment of Directors or Principal Officers

On December 21, 2009, the Board of Directors of Sungro Minerals, Inc. (the “Company”) appointed Frederick J. Pucillo as interim CEO.  Mr. Pucillo has over twenty years experience serving mid-size to Fortune 100 companies in the banking and finance area, having managed a $110 million loan portfolio with 10,000 accounts, and other capital funding and business development opportunities.  He is thoroughly familiar with finance, cash flow analysis and budgeting, as well as negotiation of promising opportunities.

On December 21, 2009, the Board of Directors of Sungro Minerals, Inc. (the “Company”) appointed Frederick J. Pucillo as a Director.

Item 9.01Financial Statements and Exhibits

(a)           Not Applicable

(b)           Not Applicable

(c)           Not Applicable

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sungro Minerals, Inc.

Date: December 23, 2009	By:	/s/ Erwin Vahlsing, Jr.
	Name:	Erwin Vahlsing, Jr.
	Its:	Chief Financial Officer

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